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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 5, 2001



                       FIRST VIRTUAL COMMUNICATIONS, INC.
                            (FORMERLY FVC.COM, INC.)
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



               000-23305                            77-0357037
         (Commission File No.)           (IRS Employer Identification No.)



                               3393 OCTAVIUS DRIVE
                          SANTA CLARA, CALIFORNIA 95054
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (408) 567-7200


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ITEM 5.  OTHER EVENTS.

     On February 5, 2001, the Registrant changed its name from FVC.COM, Inc. to First Virtual Communications, Inc. by merging a wholly-owned subsidiary of the Registrant, First Virtual Communications, Inc., with and into the Registrant pursuant to section 253 of the Delaware General Corporation Law. The sole purpose and effect of the merger was to effect the name change. The Company continues to be listed on the NASDAQ National Market under the trading symbol FVCX.

     A copy of the press release issued by the Company announcing the name change, dated as of February 5, 2001, is attached hereto as Exhibit 99.1. In addition, a copy of the Certificate of Ownership and Merger which was filed with the Delaware Secretary of State to effect the name change is attached hereto as
Exhibit 99.2.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBITS.

         99.1 Press release dated February 5, 2001, with respect to the Registrant's corporate name change.

         99.2    Certificate of Ownership and Merger filed on February 5, 2001.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                     FIRST VIRTUAL COMMUNICATIONS, INC.


Dated:  February 6, 2001            By: /s/ Randy Acres
                                         ------------------------------------
                                         Randy Acres
                                         Chief Financial Officer
                                         (Principal Accounting Officer and
                                         Officer duly authorized to sign this
                                         report on behalf of the registrant)





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
                                INDEX TO EXHIBITS
                  99.1 Press release dated February 5, 2001, with respect to the Registrant's corporate name change.

                  99.2 Certificate of Ownership and Merger filed on February 5, 2001.
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